INTERACTIVE BROKERS GROUP ANNOUNCES 3Q2023 RESULTS

— — —

GAAP DILUTED EPS OF $1.56, ADJUSTED1 EPS OF $1.55
GAAP NET REVENUES OF $1,145 MILLION, ADJUSTED NET REVENUES OF $1,139 MILLION

GREENWICH, CONN, October 17, 2023 — Interactive Brokers Group, Inc. (Nasdaq: IBKR), an automated global electronic broker, announced results for the quarter ended September 30, 2023.

Reported diluted earnings per share were $1.56 for the current quarter and $1.55 as adjusted. For the year-ago quarter, reported diluted earnings per share were $0.97 and $1.08 as adjusted.

Reported net revenues were $1,145 million for the current quarter and $1,139 million as adjusted. For the year-ago quarter, reported net revenues were $790 million and $847 million as adjusted.

Reported income before income taxes was $840 million for the current quarter and $834 million as adjusted. For the year-ago quarter, reported income before income taxes was $523 million and $580 million as adjusted.

Financial Highlights
(All comparisons are to the year-ago quarter.)

•
Commission revenue increased 4% to $333 million. Customer trading volume was mixed across product types with options contracts volume up 18% while futures contracts and stock share volumes were down 1% and 22%, respectively.

•	Net interest income increased 55% to $733 million on higher benchmark interest rates and customer credit balances.

~~•~~
Other income increased $75 million to a gain of $27 million. This increase was mainly comprised of $37 million related to our investment in Tiger Brokers and $23 million related to our currency diversification strategy.

•	Execution, clearing and distribution fees expenses increased 14% to $98 million, driven by higher customer trading volume in options.

•	Pretax profit margin for the current quarter was 73% as reported and as adjusted. For the year-ago quarter, reported pretax margin was 66% and 68% as adjusted.

•	Total equity of $13.3 billion.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share. This dividend is payable on December 14, 2023, to shareholders of record as of December 1, 2023.

1 See the reconciliation of non-GAAP financial measures starting on page 9.

Business Highlights
(All comparisons are to the year-ago quarter.)

•	Customer accounts increased 21% to 2.43 million.
•	Customer equity increased 29% to $369.8 billion.
•	Total DARTs[2] decreased 1% to 1.91 million.
•	Cleared DARTs increased slightly to 1.71 million.
•	Customer credits increased 3% to $98.0 billion.
•	Customer margin loans increased 8% to $43.6 billion.

Effects of Foreign Currency Diversification

In connection with our currency diversification strategy, we base our net worth in GLOBALs, a basket of 10 major currencies in which we hold our equity. In this quarter, our currency diversification strategy decreased our comprehensive earnings by $93 million, as the U.S. dollar value of the GLOBAL decreased by approximately 0.66%. The effects of the currency diversification strategy are reported as components of (1) Other Income (loss of $17 million) and (2) Other Comprehensive Income (loss of $76 million).

Conference Call Information:

Interactive Brokers Group, Inc. will hold a conference call with investors today, October 17, 2023, at 4:30 p.m. ET to discuss its quarterly results. Members of the public who would like to listen to the conference call should register at https://register.vevent.com/register/BIcf6925535ae646959727257076fcafce to obtain the dial-in details. The number should be dialed approximately ten minutes prior to the start of the conference call. The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:

Interactive Brokers Group affiliates provide automated trade execution and custody of securities, commodities and foreign exchange around the clock on over 150 markets in numerous countries and currencies, from a single unified platform to clients worldwide. We serve individual investors, hedge funds, proprietary trading groups, financial advisors and introducing brokers. Our four decades of focus on technology and automation has enabled us to equip our clients with a uniquely sophisticated platform to manage their investment portfolios. We strive to provide our clients with advantageous execution prices and trading, risk and portfolio management tools, research facilities and investment products, all at low or no cost, positioning them to achieve superior returns on investments. For the sixth consecutive year, Barron’s ranked Interactive Brokers #1 with 5 out of 5 stars in its June 9, 2023, Best Online Brokers Review.

Cautionary Note Regarding Forward-Looking Statements:

The foregoing information contains certain forward-looking statements that reflect the Company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Investors: Nancy Stuebe, investor-relations@ibkr.com or Media: Rob Garfield, media@ibkr.com.

2 Daily average revenue trades (DARTs) are based on customer orders.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2023	2022	2023	2022
	(in millions, except share and per share data)

Revenues:
Commissions	$333	$320	$1,012	$991
Other fees and services	52	45	142	141
Other income (loss)	27	(48)	(17)	(144)
Total non-interest income	412	317	1,137	988

Interest income	1,643	783	4,535	1,575
Interest expense	(910)	(310)	(2,471)	(472)
Total net interest income	733	473	2,064	1,103
Total net revenues	1,145	790	3,201	2,091

Non-interest expenses:
Execution, clearing and distribution fees	98	86	286	234
Employee compensation and benefits	127	112	391	335
Occupancy, depreciation and amortization	25	23	74	68
Communications	10	8	29	25
General and administrative	45	37	166	117
Customer bad debt	-	1	2	3
Total non-interest expenses	305	267	948	782

Income before income taxes	840	523	2,253	1,309
Income tax expense	68	40	180	100

Net income	772	483	2,073	1,209
Net income attributable to noncontrolling interests	605	384	1,633	965

Net income available for common stockholders	$167	$99	$440	$244

Earnings per share:
Basic	$1.57	$0.98	$4.22	$2.45
Diluted	$1.56	$0.97	$4.19	$2.43

Weighted average common shares outstanding:
Basic	106,233,557	101,818,667	104,271,921	99,646,091
Diluted	107,011,427	102,555,482	105,184,572	100,505,075

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2023	2022	2023	2022
	(in millions, except share and per share data)

Comprehensive income:
Net income available for common stockholders	$167	$99	$440	$244
Other comprehensive income:
Cumulative translation adjustment, before income taxes	(19)	(30)	(7)	(64)
Income taxes related to items of other comprehensive income	-	-	-	-
Other comprehensive loss, net of tax	(19)	(30)	(7)	(64)
Comprehensive income available for common stockholders	$148	$69	$433	$180

Comprehensive earnings per share:
Basic	$1.39	$0.68	$4.15	$1.81
Diluted	$1.38	$0.68	$4.12	$1.79

Weighted average common shares outstanding:
Basic	106,233,557	101,818,667	104,271,921	99,646,091
Diluted	107,011,427	102,555,482	105,184,572	100,505,075

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	$605	$384	$1,633	$965
Other comprehensive income - cumulative translation adjustment	(57)	(93)	(19)	(205)
Comprehensive income attributable to noncontrolling interests	$548	$291	$1,614	$760

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(UNAUDITED)

			September 30, 2023	December 31, 2022
			(in millions)

Assets
Cash and cash equivalents			$3,824	$3,436
Cash - segregated for regulatory purposes			26,385	25,167
Securities - segregated for regulatory purposes			31,335	31,781
Securities borrowed			5,478	4,749
Securities purchased under agreements to resell			5,480	6,029
Financial instruments owned, at fair value			1,324	485
Receivables from customers, net of allowance for credit losses			43,602	38,760
Receivables from brokers, dealers and clearing organizations			1,726	3,469
Other assets			1,482	1,267
Total assets			$120,636	$115,143

Liabilities and equity

Liabilities
Short-term borrowings			$11	$18
Securities loaned			10,482	8,940
Financial instruments sold but not yet purchased, at fair value			198	146
Other payables:
Customers			94,873	93,195
Brokers, dealers and clearing organizations			627	291
Other payables			1,181	938
			96,681	94,424
Total liabilities			107,372	103,528

Equity
Stockholders' equity			3,390	2,848
Noncontrolling interests			9,874	8,767
Total equity			13,264	11,615
Total liabilities and equity			$120,636	$115,143

	September 30, 2023		December 31, 2022
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

IBG, Inc.	106,996,044	25.4%	102,927,703	24.5%
Noncontrolling interests (IBG Holdings LLC)	313,976,354	74.6%	316,609,102	75.5%

Total IBG LLC membership interests	420,972,398	100.0%	419,536,805	100.0%

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA
TRADE VOLUMES:
(in 000's, except %)
	Cleared		Non-Cleared						Avg. Trades
	Customer	%	Customer	%	Principal	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2020	620,405		56,834		27,039		704,278		2,795
2021	871,319	40%	78,276	38%	32,621	21%	982,216	39%	3,905
2022	735,619	(16%)	70,049	(11%)	32,863	1%	838,531	(15%)	3,347

3Q2022	170,240		16,181		7,953		194,374		3,037
3Q2023	163,318	(4%)	14,218	(12%)	10,109	27%	187,645	(3%)	3,002

2Q2023	161,710		14,071		8,383		184,164		2,970
3Q2023	163,318	1%	14,218	1%	10,109	21%	187,645	2%	3,002
CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2020	624,035		167,078		338,513,068
2021	887,849	42%	154,866	(7%)	771,273,709	128%
2022	908,415	2%	207,138	34%	330,035,586	(57%)

3Q2022	215,988		50,486		75,776,756
3Q2023	256,481	19%	50,309	(0%)	59,453,190	(22%)

2Q2023	236,803		49,644		58,720,684
3Q2023	256,481	8%	50,309	1%	59,453,190	1%

ALL CUSTOMERS
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2020	584,195		164,555		331,263,604
2021	852,169	46%	152,787	(7%)	766,211,726	131%
2022	873,914	3%	203,933	33%	325,368,714	(58%)

3Q2022	208,145		49,725		74,944,418
3Q2023	245,169	18%	49,459	(1%)	58,202,858	(22%)

2Q2023	227,884		49,040		57,711,637
3Q2023	245,169	8%	49,459	1%	58,202,858	1%
CLEARED CUSTOMERS
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2020	518,965		163,101		320,376,365
2021	773,284	49%	151,715	(7%)	752,720,070	135%
2022	781,373	1%	202,145	33%	314,462,672	(58%)

3Q2022	185,166		49,242		72,394,078
3Q2023	209,097	13%	49,345	0%	56,323,672	(22%)

2Q2023	194,082		48,506		55,664,831
3Q2023	209,097	8%	49,345	2%	56,323,672	1%

[1]	Includes options on futures.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

PRINCIPAL TRANSACTIONS
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2020	39,840		2,523		7,249,464
2021	35,680	(10%)	2,079	(18%)	5,061,983	(30%)
2022	34,501	(3%)	3,205	54%	4,666,872	(8%)

3Q2022	7,843		761		832,338
3Q2023	11,312	44%	850	12%	1,250,332	50%

2Q2023	8,919		604		1,009,047
3Q2023	11,312	27%	850	41%	1,250,332	24%

[1]	Includes options on futures.

CUSTOMER STATISTICS
Year over Year	3Q2023	3Q2022	% Change
Total Accounts (in thousands)	2,431	2,012	21%
Customer Equity (in billions)[1]	$369.8	$287.1	29%

Cleared DARTs (in thousands)	1,709	1,706	0%
Total Customer DARTs (in thousands)	1,907	1,920	(1%)

Cleared Customers
Commission per Cleared Commissionable Order[2]	$3.11	$2.96	5%
Cleared Avg. DARTs per Account (Annualized)	180	217	(17%)

Consecutive Quarters	3Q2023	2Q2023	% Change
Total Accounts (in thousands)	2,431	2,290	6%
Customer Equity (in billions)[1]	$369.8	$365.0	1%

Cleared DARTs (in thousands)	1,709	1,673	2%
Total Customer DARTs (in thousands)	1,907	1,865	2%

Cleared Customers
Commission per Cleared Commissionable Order[2]	$3.11	$3.11	0%
Cleared Avg. DARTs per Account (Annualized)	180	186	(3%)

[1]	Excludes non-customers.

[2]	Commissionable Order - a customer order that generates commissions.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
NET INTEREST MARGIN
(UNAUDITED)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2023	2022	2023	2022
	(in millions)
Average interest-earning assets
Segregated cash and securities	$58,131	$55,453	$59,616	$49,749
Customer margin loans	42,853	42,425	40,715	44,777
Securities borrowed	5,557	4,235	5,358	3,826
Other interest-earning assets	10,054	9,103	9,974	8,932
FDIC sweeps[1]	3,311	2,173	2,819	2,189
	$119,906	$113,389	$118,482	$109,473

Average interest-bearing liabilities
Customer credit balances	$95,506	$92,846	$95,908	$89,096
Securities loaned	9,848	9,622	9,383	10,437
Other interest-bearing liabilities	1	1	1	5
	$105,355	$102,469	$105,291	$99,537

Net interest income
Segregated cash and securities, net	$728	$228	$2,031	$288
Customer margin loans[2]	623	317	1,647	663
Securities borrowed and loaned, net	66	114	233	340
Customer credit balances, net[2]	(832)	(248)	(2,259)	(276)
Other net interest income1/3	159	65	429	95
Net interest income[3]	$744	$476	$2,081	$1,110

Net interest margin ("NIM")	2.46%	1.67%	2.35%	1.36%

Annualized yields
Segregated cash and securities	4.97%	1.63%	4.55%	0.77%
Customer margin loans	5.77%	2.96%	5.41%	1.98%
Customer credit balances	3.46%	1.06%	3.15%	0.41%

[1]
Represents the average amount of customer cash swept into FDIC-insured banks as part of our Insured Bank Deposit Sweep Program. This item is not recorded in the Company's consolidated statements of financial condition. Income derived from program deposits is reported in other net interest income in the table above.

[2]
Interest income and interest expense on customer margin loans and customer credit balances, respectively, are calculated on daily cash balances within each customer’s account on a net basis, which may result in an offset of balances across multiple account segments (e.g., between securities and commodities segments).

[3]
Includes income from financial instruments that has the same characteristics as interest, but is reported in other fees and services and other income in the Company’s consolidated statements of comprehensive income. For the three and nine months ended September 30, 2023 and 2022, $6 million, $14 million, $3 million, and $7 million were reported in other fees and services, respectively. For the three and nine months ended September 30, 2023 and 2022, $5 million, $3 million, $1 million, and $1 million were reported in other income, respectively.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2023	2022	2023	2022
	(in millions)

Adjusted net revenues[1]
Net revenues - GAAP	$1,145	$790	$3,201	$2,091

Non-GAAP adjustments
Currency diversification strategy, net	17	40	71	111
Mark-to-market on investments[2]	(23)	17	(54)	54
Total non-GAAP adjustments	(6)	57	17	165
Adjusted net revenues	$1,139	$847	$3,218	$2,256

Adjusted income before income taxes[1]
Income before income taxes - GAAP	$840	$523	$2,253	$1,309

Non-GAAP adjustments
Currency diversification strategy, net	17	40	71	111
Mark-to-market on investments[2]	(23)	17	(54)	54
Total non-GAAP adjustments	(6)	57	17	165
Adjusted income before income taxes	$834	$580	$2,270	$1,474

Adjusted pre-tax profit margin	73%	68%	71%	65%

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2023	2022	2023	2022
	(in millions)
Adjusted net income available for common stockholders[1]
Net income available for common stockholders - GAAP	$167	$99	$440	$244

Non-GAAP adjustments
Currency diversification strategy, net	4	10	18	26
Mark-to-market on investments[2]	(6)	4	(14)	13
Income tax effect of above adjustments[3]	1	(3)	(0)	(8)
Total non-GAAP adjustments	(1)	11	4	31
Adjusted net income available for common stockholders	$166	$111	$444	$276

Note: Amounts may not add due to rounding.

	Ended September 30,		Ended September 30,
	2023	2022	2023	2022
	(in dollars)
Adjusted diluted EPS[1]
Diluted EPS - GAAP	$1.56	$0.97	$4.19	$2.43

Non-GAAP adjustments
Currency diversification strategy, net	0.04	0.09	0.17	0.26
Mark-to-market on investments[2]	(0.05)	0.04	(0.13)	0.13
Income tax effect of above adjustments[3]	0.01	(0.03)	(0.00)	(0.08)
Total non-GAAP adjustments	(0.01)	0.11	0.04	0.31
Adjusted diluted EPS	$1.55	$1.08	$4.22	$2.74

Diluted weighted average common shares outstanding	107,011,427	102,555,482	105,184,572	100,505,075

Note: Amounts may not add due to rounding.

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.
1 Adjusted net revenues, adjusted income before income taxes, adjusted net income available for common stockholders and adjusted diluted earnings per share (“EPS”) are non-GAAP financial measures.
•	We define adjusted net revenues as net revenues adjusted to remove the effect of our currency diversification strategy and our net mark-to-market gains (losses) on investments[2].
•
We define adjusted income before income taxes as income before income taxes adjusted to remove the effect of our currency diversification strategy and our net mark-to-market gains (losses) on investments.

•
We define adjusted net income available to common stockholders as net income available for common stockholders adjusted to remove the after-tax effects attributable to IBG, Inc. of our currency diversification strategy and our mark-to-market gains (losses) on investments.

•	We define adjusted diluted EPS as adjusted net income available for common stockholders divided by the diluted weighted average number of shares outstanding for the period.
Management believes these non-GAAP items are important measures of our financial performance because they exclude certain items that may not be indicative of our core operating results and business outlook and may be useful to investors and analysts in evaluating the operating performance of the business and facilitating a meaningful comparison of our results in the current period to those in prior and future periods. Our currency diversification strategy and our mark-to-market on investments are excluded because management does not believe they are indicative of our underlying core business performance. Adjusted net revenues, adjusted income before income taxes, adjusted net income available to common stockholders and adjusted diluted EPS should be considered in addition to, rather than as a substitute for, GAAP net revenues, income before income taxes, net income attributable to common stockholders and diluted EPS.

2 Mark-to-market on investments represents the net mark-to-market gains (losses) on investments in equity securities that do not qualify for equity method accounting which are measured at fair value, on our U.S. government and municipal securities portfolio, which are typically held to maturity, and on certain other investments, including equity securities taken over by the Company from customers related to losses on margin loans.

3 The income tax effect is estimated using the statutory income tax rates applicable to the Company.